July 28, 2005

Supplement

SUPPLEMENT DATED JULY 28, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE AGGRESSIVE EQUITY PORTFOLIO
CLASS X and CLASS Y
Dated April 29, 2005

The second paragraph of the section titled "Portfolio Management" is hereby replaced by the following:

The Aggressive Equity Portfolio is managed within the Investment Adviser's U.S. Growth team. Current members of the team include Dennis P. Lynch and David S. Cohen, Managing Directors of the Investment Adviser, Sam G. Chainani, an Executive Director of the Investment Adviser and Alexander Norton, a Vice President of the Investment Adviser. Mr. Lynch has worked for the Investment Adviser since 1998 and began managing the Portfolio in June 2004. Prior to June 2004, Mr. Lynch worked in an investment management capacity for the Investment Adviser. Mr. Cohen has worked for the Investment Adviser since 1993 and began managing the Portfolio in June 2004. Prior to June 2004, Mr. Cohen worked in an investment management capacity for the Investment Adviser. Mr. Chainani has worked for the Investment Adviser since 1996 and began managing the Portfolio in June 2004. Prior to June 2004, Mr. Chainani worked in an investment management capacity for the Investment Adviser. Mr. Norton has worked for the Investment Adviser since 1999 and began managing the Portfolio in July 2005. Prior to July 2005, Mr. Norton worked in an investment management capacity for the Investment Adviser. Mr. Lynch is the lead portfolio manager. Messrs. Cohen, Chainani and Norton are co-portfolio managers. Members of the team collaborate to manage the assets of the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT VIS AG 07/05